Pursuant to Rule 497(b)
                                                    Registration No.:  333-84308


               Claymore Securities Defined Portfolios, Series 121
------------
  CLAYMORE
 SECURITIES      Financial Services Defined Portfolio, Series 1
  DEFINED            Healthcare Defined Portfolio, Series 1
 PORTFOLIOS          Technology Defined Portfolio, Series 1
------------



     Three separate portfolios of equity securities from the industry sector for which the particular portfolio is named. Each portfolio seeks to maximize total return through capital appreciation and income.




              Read and retain this Prospectus for future reference.


                                   Prospectus
                                 April 18, 2002


     As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any contrary representation is a criminal offense.

INVESTMENT SUMMARY


Use this Investment Summary to help you decide whether an investment in any of these portfolios is right for you. More detailed information can be found later in this Prospectus.


                              Investment Objective

          Each portfolio seeks to maximize total return through capital appreciation and income. The possibility of current income is a secondary objective to the objective of capital appreciation.


                               Investment Strategy

          Each portfolio seeks to achieve its investment objective by creating a portfolio designed to remain fixed over its 51/2 year life. The sponsor employs the following steps in order to create each of the portfolios:

          o identifies the various subsectors that comprise the particular sector for which the portfolio is named;

          o analyzes which of these subsectors may best benefit from the predicted growth of companies in such sector and overweighs the percentage represented by those subsectors in the portfolio accordingly;

          o selects representative companies from within each subsector by examining factors including, but not limited to:

               >>   the competitive environment;

               >>   research and development capabilities;

               >>   the financing of the company;

               >>   a fundamental and technical equity valuation assessment;

               >>   management expertise; and

               >>   products and/or services that the company offers.

          By employing these steps the sponsor hopes to identify companies for each of the portfolios which represent the best relative values in their respective sector. Each of the companies will have market capitalizations of at least $1 billion.

          As of the Initial Date of Deposit, the securities in each portfolio are approximately equally dollar weighted.

          Each of the portfolios' holdings consist entirely, and are therefore considered to be concentrated, in a single, specific sector. A portfolio is considered to be "concentrated" in a particular sector when the securities in a particular sector constitute 25% or more of the total asset value of that portfolio.


                                 Principal Risks

          You can lose money by investing in any of the portfolios. In addition, each of the portfolios may not perform as well as you expect. These events can happen for various reasons, including:

          o Share prices can be volatile. The value of your investment may fall over time.

          o We do not actively manage the portfolios. A portfolio will generally hold, and may continue to buy, the same securities even though a security's outlook or its market value may have changed.

          o Certain of the securities included in the healthcare and financial services portfolios may be foreign securities or American Depositary Receipts that evidence ownership of underlying foreign securities. Foreign securities present risks beyond those of U.S. issuers which include:

               >> the value of the U.S. dollar relative to the foreign currencies


                                                            Investment Summary 2

               >>   possible withholding taxes, and

               >>   differing accounting practices.

          o    In addition, each portfolio may be negatively impacted by:

               >>   the lack of a liquid trading market for its securities;

               >> price fluctuations of securities when additional securities are purchased to create new units; or

               >> future litigation or legislation affecting the issuers of the securities.

          Compared to the broad market, an individual sector may be more strongly affected by:

          All Portfolios

          o Increases in the interest rates and a worsening in general economic condition.

          o Declines in the market prices of particular dominant stocks within the sector.

          o Changes in government regulations which create additional costs and burdens.

          o Rapid obsolescence of products and/or services due to scientific advances.

          o Competitive pressures and changing domestic and international demand for a particular product (i.e. technology products and services).

          Financial Services Portfolio

          o Profitability largely dependent upon the availability and cost of capital which, in turn, may fluctuate significantly in response to volatility in interest rates and a worsening of general economic conditions such as a recession.

          o Financial institutions are subject to extensive government regulation and supervision which can impact the way they are able to do business.

          o The financial services portfolio is concentrated in banks. In addition to the general risks of financial services companies, banks must also contend with:

               >> economic conditions in the real estate market affecting consumer mortgage fee income; and

               >> domestic and global competition, as well as competition from new entrants in the field.

          o The financial services portfolio is also concentrated in the insurance industry. In addition to the general risks of financial services companies, insurance companies must also contend with:

               >> the cost associated with weather catastrophes and other disasters; and

               >>   mortality rates.

          Healthcare Portfolio

          o    High cost of liability insurance.

          o Price volatility due to relatively thin capitalization of companies.

          o The healthcare portfolio is concentrated in the pharmaceutical industry. In addition to the general risks of healthcare companies, companies involved in the pharmaceutical industry must also contend with:

               >>   government regulation;


                                                            Investment Summary 3

               >>   intense competition;

               >>   termination of patent protections; and

               >> the risk that technological advances will render their products obsolete.


          Technology Portfolio

          o Highly competitive pressures on the rates that can be charged and pricing.

          o    Heavy proportionate spending on research and development.



                                Who Should Invest

          You should consider this investment if you:

          o want to own a defined portfolio of stocks selected from a single industry sector.

          o    seek capital appreciation.

          o    want to pursue a long-term investment strategy.

          You should not consider this investment if you:

          o are uncomfortable with a portfolio's concentration in a single industry sector.

          o are uncomfortable with the risks of unmanaged investment in stocks.

          o    want high current income or capital preservation.


                              Public Offering Price

          Beginning on the Initial Date of Deposit, the evaluator will calculate the public offering price of units by using the closing sales prices of the underlying securities in the portfolios. The public offering price will change daily because prices of the underlying stocks will fluctuate.

          The public offering price per unit will be calculated by:

          o Adding the combined value based upon the closing sales prices of the underlying stocks to any cash held to purchase securities.

          o    Dividing the sum by the number of units outstanding.

          o    Adding an initial sales charge.

     In addition, during the initial public offering, a per unit amount sufficient to reimburse the sponsor for organization costs is added to the public offering price. After the initial public offering period, the repurchase and cash redemption price of units will be reduced to reflect the estimated cost of liquidating securities to meet the redemption.


                                Market for Units

          The sponsor currently intends to repurchase units from holders who want to redeem their units. These redemptions will be at a price based on their net asset value. If we decide to discontinue the policy of repurchasing units, you can redeem units through the trustee, at a price determined using the same formula.


                              Essential Information

     Unit price at                         $10.00
     inception

     Initial Date of                       April 18, 2002
     Deposit

     Termination date                      September 18, 2007


                                                            Investment Summary 4

     Distribution dates                    Last business day of June
                                           and December

     Record dates                          15th day of June and
                                           December

     CUSIP Numbers
     Financial Services Portfolio
     ----------------------------
     Cash distributions (all               183845221
     accounts)
     Reinvested distributions
        Standard Accounts                  183845239
        Wrap Fee Accounts                  183845247

     Healthcare Portfolio
     --------------------
     Cash distributions (all               183845254
     accounts)
     Reinvested distributions
        Standard Accounts                  183845262
        Wrap Fee Accounts                  183845270

     Technology Portfolio
     --------------------
     Cash distributions (all               183845288
     accounts)
     Reinvested distributions
        Standard Accounts                  183845296
        Wrap Fee Accounts                  183845304

Minimum investment                         $1,000/100 units
Standard accounts

Retirement accounts                        $250/25 units
and custodial accounts for minors

Evaluation Time                            4:00 p.m. Eastern Time
                                           on days of trading on the
                                           New York Stock
                                           Exchange

                                Fees and Expenses

          The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                                      As a % of
          Investor Fees                            $1,000 Invested
     -------------------------                    -----------------

     Initial sales fee paid on purchase                  1.00%
     Deferred sales fee in first year(1)                 3.50

     Creation and development fee(2)                     0.45
                                                       --------
     Total sales fee (including
     creation and development fee)                       4.95%
                                                       ========
     Organization costs (amount per
          100 units paid by a portfolio
          at end of initial offering period)            $5.00
                                                       ========



                                     As a % of
          Estimated Annual            $1,000          Amount per
         Operating Expenses          Invested         100 Units
        --------------------        ----------       ------------

     Trustee's fees and
       expenses                        .095%             $ .95
     Sponsor's supervisory
       and evaluation fee              .065%             $ .65
     Other operating
       expenses                        .105%             $1.05
                                       -----             -----

     Total                             .265%             $2.65
                                       =====             =====

     (1) The deferred sales fee is fixed at $0.35 per unit and is deducted in monthly installments of $0.07 per unit on the last business day of each month from October, 2002 through February, 2003.

     (2) The creation and development fee compensates the sponsor for creating and


                                                            Investment Summary 5
          developing your portfolio. The actual creation and development fee is $4.50 per 100 units and is paid to the sponsor at the close of the offering period, which is expected to be 180 days from the inception date. If the unit price at the time of purchase exceeds $10.00 per unit, the creation and development fee will be less than 0.45%; if the unit price at the time of purchase is less than $10.00 per unit, the creation and development fee will exceed 0.45%.


                                     Example


          This example helps you compare the costs of these portfolios with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new portfolio at termination, the expenses do not change and each of the portfolios' annual returns is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

          1 year                                      $  572
          3 years                                     $  817
          5 years                                     $1,417
          10 years                                    $2,397


          These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any transaction fees that broker-dealers may charge for processing re dem ption requests.



                                                            Investment Summary 6

Claymore Securities Defined Portfolios, Series 121, Financial Services Defined Portfolio, Series 1

The Trust Portfolio as of the Initial Date of Deposit, April 18, 2002



  Ticker                                                                                            Price per         Cost to
  Symbol            Company Name(1)                        Industry             Initial Shares        Share        Portfolio(2)(3)
-----------------------------------------------------------------------------------------------------------------------------------

  AGE       AG Edwards Inc.                          Diversified Financial            100          $   42.58          $  4,258
  AC        Alliance Capital Management Holding LP   Diversified Financial             91              47.32             4,306
  ALL       The Allstate Corp.                       Insurance                        105              41.06             4,311
  AXP       American Express Co.                     Diversified Financial            103              41.15             4,238
  AIG       American International Group             Insurance                         59              72.98             4,306
  AOC       AON Corp.                                Insurance                        109              39.54             4,310
  BAC       Bank of America Corp.                    Banks                             61              70.80             4,319
  BK        The Bank of New York Co. Inc.            Banks                            113              38.23             4,320
  ONE       Bank One Corp.                           Banks                            102              41.98             4,282
  BRO       Brown & Brown Inc.                       Insurance                        123              35.21             4,331
  C         Citigroup Inc.                           Diversified Financial             90              47.62             4,286
  FITB      Fifth Third Bancorp                      Banks                             63              68.90             4,341
  FBF       FleetBoston Financial Corp.              Banks                            118              36.00             4,248
  GS        Goldman Sachs Group Inc.                 Diversified Financial             50              85.05             4,253
  HIG       Hartford Financial Services Group Inc.   Insurance                         62              69.83             4,329
  JPM       JP Morgan Chase & Co.                    Diversified Financial            115              37.27             4,286
  LM        Legg Mason Inc.                          Diversified Financial             84              51.10             4,292
  LNC       Lincoln National Corp.                   Insurance                         84              51.42             4,319
  LTR       Loews Corp.                              Insurance                         71              60.98             4,330
  MMC       Marsh & McLennan Cos. Inc.               Insurance                         38             112.09             4,259
  CMA       Comerica Inc.                            Banks                             68              63.20             4,298
  MER       Merrill Lynch & Co. Inc.                 Diversified Financial             88              48.37             4,257
  MET       Metlife Inc.                             Insurance                        126              34.37             4,331
  MWD       Morgan Stanley Dean Witter & Co.         Diversified Financial             78              55.03             4,292
  NCC       National City Corp.                      Banks                            141              30.41             4,288
  NTRS      Northern Trust Corp.                     Banks                             78              55.96             4,365
  PRU       Prudential Financial Inc.                Insurance                        133              32.22             4,285
  STT       State Street Corp.                       Banks                             78              54.90             4,282
  STI       SunTrust Banks Inc.                      Banks                             65              66.65             4,332
  TROW      T Rowe Price Group Inc.                  Diversified Financial            112              38.35             4,295
  USB       US Bancorp                               Banks                            182              23.61             4,297
  WB        Wachovia Corp.                           Banks                            112              38.53             4,315
  WM        Washington Mutual Inc.                   Banks                            116              37.40             4,338
  WFC       Wells Fargo & Co.                        Banks                             85              51.10             4,344
  WL        Wilmington Trust Corp.                   Banks                             63              68.60             4,322
                                                                                                                      --------
                                                                                                                      $150,565
                                                                                                                      ========


                                         Portfolio Diversification
                                         -------------------------
                             Banks                                     44%
                             Insurance                                 28%
                             Diversified Financial                     28%




------------------
(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on April 17, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.
(2) Valuation of securities by the evaluator was made using the market value per share as of the Evaluation Time on April 17, 2002. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, at the closing sales price, or if no price exists, at the mean between bid and offer prices on the over-the-counter market.
(3)  There was a $98 loss to the sponsor on the Initial Date of Deposit.


                                                            Investment Summary 7

Claymore Securities Defined Portfolios, Series 121, Healthcare Defined Portfolio, Series 1

The Trust Portfolio as of the Initial Date of Deposit, April 18, 2002



  Ticker                                                                          Initial           Price per           Cost to
  Symbol            Company Name(1)                   Industry                    Shares              Share          Portfolio(2)(3)
-----------------------------------------------------------------------------------------------------------------------------------

  ABT       Abbott Laboratories             Pharmaceuticals                             110           $  54.50         $  5,995
  AMGN      Amgen Inc.                      Biotechnology                               106              56.44            5,983
  AZN       AstraZeneca Plc                 Pharmaceuticals                             119              50.20            5,974
  BCR       Bard (C.R.) Inc.                Healthcare Equipment &                      105              58.40            6,132
                                            Supplies
  BDX       Becton Dickinson & Co.          Healthcare Equipment &                      156              37.94            5,919
                                            Supplies
  BMY       Bristol-Myers Squibb Co.        Pharmaceuticals                             188              31.98            6,012
  CAH       Cardinal Health Inc.            Healthcare Providers & Services              86              69.45            5,973
  CHIR      Chiron Corp.                    Biotechnology                               131              45.38            5,945
  CI        Cigna Corp.                     Healthcare Providers & Services              55             108.45            5,965
  GDT       Guidant Corp.                   Healthcare Equipment &                      143              41.25            5,899
                                            Supplies
  GSK       GlaxoSmithKline plc             Pharmaceuticals                             127              46.93            5,960
  HCA       HCA Inc.                        Healthcare Providers & Services             128              46.75            5,984
  HCR       Manor Care Inc.                 Healthcare Providers & Services             244              24.53            5,985
  HMA       Health Management Associates    Healthcare Providers & Services             270              22.20            5,994
            Inc.
  HUM       Humana Inc.                     Healthcare Providers & Services             400              15.02            6,008
  JNJ       Johnson & Johnson               Healthcare Equipment &                       96              62.52            6,002
                                            Supplies
  LLY       Eli Lilly & Co.                 Pharmaceuticals                              82              73.29            6,010
  MCK       McKesson Corp.                  Healthcare Equipment &                      163              36.85            6,007
                                            Supplies
  MRK       Merck & Co Inc.                 Pharmaceuticals                             109              55.05            6,000
  NVO       Novo-Nordisk A/S                Pharmaceuticals                             197              30.36            5,981
  PFE       Pfizer Inc.                     Pharmaceuticals                             158              37.85            5,980
  PHA       Pharmacia Corp.                 Pharmaceuticals                             134              44.33            5,940
  SGP       Schering-Plough Corp.           Pharmaceuticals                             203              29.26            5,940
  WPI       Watson Pharmaceuticals Inc.     Pharmaceuticals                             246              24.40            6,002
  WYE       Wyeth                           Pharmaceuticals                              93              64.10            5,961
                                                                                                                       --------
                                                                                                                       $149,551
                                                                                                                       ========

                                         Portfolio Diversification
                                         -------------------------

                             Pharmaceuticals                             48%
                             Healthcare Providers &  Services            24%
                             Healthcare Equipment & Supplies             20%
                             Biotechnology                                8%



------------------
(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on April 17, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.
(2) Valuation of securities by the evaluator was made using the market value per shares as of the Evaluation Time on April 17, 2002. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National System, at the closing sales price, or if no price exists, at the mean between bid and offer prices on the over-the-counter market.
(3)  There was a $115 loss to the sponsor on the Initial Date of Deposit.


                                                            Investment Summary 8

Claymore Securities Defined Portfolios, Series 121, Technology Defined Portfolio, Series 1

The Trust Portfolio as of the Initial Date of Deposit, April 18, 2002



  Ticker                                                                          Initial         Price per             Cost to
  Symbol            Company Name(1)                   Industry                     Shares              Share         Portfolio(2)(3)
-----------------------------------------------------------------------------------------------------------------------------------

  BA       Boeing Co.                             Aerospace/Defense                  129            $  45.37        $   5,853
  BMC      BMC Software Inc.                      Software & Services                352               17.10            6,019
  CSC      Computer Sciences Corp.                IT Consulting & Services           125               46.99            5,874
  CSCO     Cisco Systems Inc.                     Networking Equipment               378               15.97            6,037
  DELL     Dell Computer Corp.                    Computers & Peripherals            219               27.37            5,994
  DNB      Dun & Bradstreet Corp.                 IT Consulting & Services           150               40.02            6,003
  EDS      Electronic Data Systems Corp.          IT Consulting & Services           113               52.00            5,876
  EMC      EMC Corp./Massachusetts                Computers & Peripherals            575               10.40            5,980
  HWP      Hewlett-Packard Co.                    Computers & Peripherals            321               18.65            5,987
  IBM      International Business Machines        Computers & Peripherals             70               84.81            5,937
  INTC     Intel Corp.                            Semiconductor Equipment &          195               30.64            5,975
                                                  Products
  LMT      Lockheed Martin Corp.                  Aerospace/Defense                  100               60.08            6,008
  LU       Lucent Technologies, Inc               Communications Equipment         1,293                4.60            5,948
  MOT      Motorola Inc.                          Communications Equipment           375               16.33            6,124
  MSFT     Microsoft Corp.                        Software & Services                105               56.63            5,946
  NCR      NCR Corp.                              Computers & Peripherals            141               42.08            5,933
  NT       Nortel Networks Corp.                  Communications Equipment         1,405                4.16            5,845
  PBI      Pitney Bowes Inc.                      IT Consulting & Services           137               43.82            6,003
  PSFT     Peoplesoft Inc.                        Software & Services                261               22.88            5,972
  RTN      Raytheon Co.                           Aerospace/Defense                  158               38.05            6,012
  SBL      Symbol Technologies Inc.               Networking Equipment               567               10.89            6,175
  SFA      Scientific-Atlanta Inc.                Communications Equipment           260               22.55            5,863
  SUNW     Sun Microsystems Inc.                  Computers & Peripherals            724                8.23            5,959
  TER      Teradyne Inc.                          Semiconductor Equipment &          156               38.90            6,068
                                                  Products
  WAT      Waters Corp.                           Electronic Equipment &             205               29.45            6,037
                                                  Instruments
                                                                                                                    ---------
                                                                                                                    $ 149,428
                                                                                                                    =========

                                         Portfolio Diversification
                                         -------------------------

                             Computers & Peripherals                     24%
                             IT Consulting & Services                    16%
                             Communications Equipment                    16%
                             Software & Services                         12%
                             Aerospace/Defense                           12%
                             Semiconductor Equipment & Products           8%
                             Networking Equipment                         8%
                             Electronic Equipment & Instruments           4%



------------------
(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on April 17, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.
(2) Valuation of securities by the evaluator was made using the market value per share as of the Evaluation Time on April 17, 2002. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, at the closing sales price, of if no price exists, at the mean between bid and offer prices on the over-the-counter market.
(3)  There was a $243 loss to the sponsor on the Initial Date of Deposit.


                                                            Investment Summary 9

                         Report of Independent Auditors


Unitholders
Claymore Securities Defined Portfolios, Series 121


We have audited the accompanying statements of financial condition, including the trust portfolios on pages 7 through 9 of this prospectus, of Claymore Securities Defined Portfolios, Series 121 (comprising the Financial Services, Healthcare and Technology Portfolios), as of April 18, 2002, the initial date of deposit. These statements of financial condition are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition. Our procedures included confirmation with The Bank of New York, Trustee, of cash deposited for the purchases of securities, as shown in the statements of financial condition as of April 18, 2002. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Claymore Securities Defined Portfolios, Series 121 at April 18, 2002, in conformity with accounting principles generally accepted in the United States.

                                                      ERNST & YOUNG LLP



Kansas City, Missouri
April 18, 2002


                                                           Investment Summary 10

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 121
STATEMENTS OF FINANCIAL CONDITION
As of the Initial Date of Deposit, April 18, 2002
-------------------------------------------------------------------------------



                                                                             Financial
                                                                             Services         Healthcare       Technology
                                                                             Portfolio        Portfolio        Portfolio
                                                                            ------------     ------------     ------------
Investment in stocks
Sponsor's contracts to purchase underlying stocks backed by cash
  deposited(1)(2)..........................................................  $150,565         $149,551         $149,428
                                                                           ============     ============     ============

Liabilities and interest of investors
Liabilities:
    Organization costs(3)..................................................  $    760         $    755         $    755
    Deferred sales fee(4)..................................................     5,323            5,287            5,283
                                                                           ------------     ------------     ------------
                                                                                6,083            6,042            6,038


Interest of investors:
    Cost to investors(5)...................................................   152,090          151,060          150,930
    Less:  gross underwriting commission and organization costs(3)(4)(5)...     7,608            7,551            7,540
                                                                           ------------     ------------     ------------
    Net interest of investors..............................................   144,482          143,509          143,390
                                                                           ------------     ------------     ------------
         Total.............................................................  $150,565         $149,551         $149,428
                                                                           ============     ============     ============


Number of Units............................................................    15,209           15,106           15,093
                                                                           ============     ============     ============


Net Asset Value per Unit...................................................  $  9.500         $  9.500         $  9.500
                                                                           ============     ============     ============



----------------------
(1) Aggregate cost of the securities is based on the closing sale price evaluation as determined by the trustee.

(2) Cash has been deposited with the trustee covering the funds ($150,663 for the Financial Services Portfolio, $149,666 for the Healthcare Portfolio and $149,671 for the Technology Portfolio) necessary for the purchase of the securities in the portfolios represented by purchase contracts.

(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $5.00 per 100 units for the Financial Services Portfolio, $5.00 per 100 units for the Healthcare Portfolio and $5.00 per 100 units for the Technology Portfolio. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (if earlier) to an account maintained by the trustee from which the obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be deducted from the assets of the particular trust.

(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the total transactional sales fee and the deferred sales fee. The total transactional sales fee is 4.50% (equivalent to 4.712% of the net amount invested). The deferred sales fee is equal to $0.35 per unit.

(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchasers.


                                                           Investment Summary 11

UNDERSTANDING YOUR INVESTMENT


                                   The Trusts

          Organization. Claymore Securities Defined Portfolios, Series 121 includes the following three separate unit investment trusts: Financial Services Defined Portfolio, Series 1 (the "Financial Services Portfolio"); Healthcare Defined Portfolio, Series 1 (the "Healthcare Portfolio") and Technology Defined Portfolio, Series 1 (the "Technology Portfolio") (collectively, the "Trusts" or "Portfolios"). Each of the Portfolios is separate and is designated by a different sector and series number. Each of the Portfolios was created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement is dated as of the Initial Date of Deposit and is between Claymore Securities, Inc. as sponsor (the "Sponsor") and as evaluator (the "Evaluator") and The Bank of New York, as trustee (the "Trustee"). On the Initial Date of Deposit, the Sponsor deposited contracts and funds (represented by cash or a certified check(s) and/or an irrevocable letter(s) of credit, issued by a major commercial bank) for the purchase of certain common stocks (the "Securities"). After the deposit of the Securities and the creation of the Portfolios, the Trustee delivered to the Sponsor the units (the "Units") comprising the ownership of each Portfolio. These Units are now being offered pursuant to this Prospectus.

          Objectives. The objective of each of the Portfolios is to seek to maximize total return through capital appreciation and income for holders of Units (the "Unitholders"). The possibility of current income is a secondary objective to the objective of capital appreciation. There is no guarantee that these objectives will be achieved.

          Achievement of the investment objective is dependent upon several factors including any appreciation or depreciation in value of the Securities, the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. In addition, because of other factors (i.e., Portfolio sales fees and expenses, unequal weightings of stock, brokerage costs and any delays in purchasing securities with cash deposited), investors in the Portfolios may not realize as high a total return as the theoretical performance of the underlying stocks in the Portfolios. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the dividend yields on these Securities may change subsequent to the Initial Date of Deposit.

          Portfolios. The portfolio of each Trust consists of the Securities described in "The Trust Portfolio." The Sponsor employs the following steps in order to create each of the Portfolios:

          o identifies the various subsectors that comprise the particular sector for which the portfolio is named;

          o analyzes which of these subsectors may best benefit from the predicted growth of companies in such sector and overweighs the percentage represented by those subsectors in the portfolio accordingly;

          o selects representative companies from within each subsector by examining factors including, but not limited to:

     ----------

     * References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.


                                                Understanding Your Investment 12

               >>   the competitive environment;

               >>   research and development capabilities;

               >>   the financing of the company;

               >>   a fundamental and technical equity valuation assessment;

               >>   management expertise; and

               >>   products and/or services that the company offers.

          By employing these steps the Sponsor hopes to identify companies for the portfolios which represent the best relative values for their respective sector. Each of the companies will have market capitalizations of at least $1 billion.

          As of the Initial Date of Deposit, the Securities in each Portfolio are approximately equally dollar weighted.

          Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of a Portfolio are redeemed after the date of this Prospectus, the fractional undivided interest in that Portfolio represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Portfolio.

          Additional Units. Subsequent to the Initial Date of Deposit, additional Units of each Portfolio may be issued by depositing in the Portfolio cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities or additional Securities. During the 90-day period following the Initial Date of Deposit additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain, to the extent practicable, the original proportionate relationship among the number of shares of each Security in a Portfolio. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same Securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. Deposits of additional Securities subsequent to the 90-day period following the Initial Date of Deposit must replicate exactly the proportionate relationship among the number of shares of each of the Securities comprising a Portfolio at the end of the 90-day period.


                                  Risk Factors


          All investments involve risk. This section describes the main risks that can impact the value of securities in each of the Portfolios. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. We cannot guarantee that any of the Portfolios will achieve its objective or that your investment return will be positive over any period.

          Stocks. An investment in Units of a Portfolio should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the Securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the Securities and thus, in the value of the Units). Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including:


                                                Understanding Your Investment 13

          o expectations regarding government, economic, monetary and fiscal policies,

          o    inflation and interest rates,

          o    economic expansion or contraction, and

          o    global or regional political, economic or banking crises.

          Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because holders of common stock, as owners of the entity, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations of, preferred stock issued by the issuer. Holders of common stock of the type held by a Portfolio have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks.

          Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

          Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. Thus, the value of the Securities in a Portfolio may be expected to fluctuate over the entire life of a Portfolio to values higher or lower than those prevailing at the time of purchase.

          The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Portfolios, or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for a Portfolio may also cause increased buying activity in certain of the stocks comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates, may purchase individual Securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the Sponsor or its affiliates which are based on the performance of the Securities on the list.

          Fixed Portfolio. Investors should be aware that the Portfolios are not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its Securities from the portfolio of a Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Investment Strategy in the


                                                Understanding Your Investment 14

     Prospectus and that the Portfolios may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed. A number of the Securities in the Portfolios may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain securities from those accounts in instances where a sale by a Portfolio would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the Unitholders of the Portfolio to do so.

          Although each Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by a Portfolio to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of a Portfolio. The prices of single shares of each of the Securities in a Portfolio vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

          Financial Services Portfolio. The Financial Services Portfolio contains the common stock of companies engaged in the financial services, securities and financial services-related industries. The Financial Services Portfolio is concentrated in diversified financial companies, banks and in companies engaged in the insurance industry. The financial services, securities and financial services-related industries will be particularly affected by certain economic, competitive and regulatory developments. The profitability of financial services companies as a group is largely dependent upon the availability and cost of capital funds which, in turn, may fluctuate significantly in response to changes in interest rates and general economic conditions. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Rising interest rates and inflation may negatively affect certain financial services companies as the costs of lending money, attracting deposits and doing business rise. Insurance companies may be subject to severe price competition. Financial institutions are subject to regulation and supervision by governmental authorities and changes in governmental policies may impact the way financial institutions conduct business. Such governmental regulation may limit both the amounts and types of loans and other financial commitments that financial institutions can make, and the interest rates and fees they can charge. Also, if government regulation which would further reduce the separation between commercial and investment banking is ultimately enacted, financial services companies may be significantly affected in terms of profitability and competition.

          Starting in mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of such additional rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. In addition, from time to time the deposit insurance system is


                                                Understanding Your Investment 15
     reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Financial Services Portfolio.

          Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC") can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

          Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not


                                                Understanding Your Investment 16
     be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

          Healthcare Portfolio. The Healthcare Portfolio contains the common stock of companies engaged in the healthcare sector. The Healthcare Portfolio is concentrated in companies engaged in the pharmaceutical industry. Companies in the healthcare sector are, generally, subject to governmental regulation and approval of their products and services, which could have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. The costs of providing healthcare services may increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, healthcare facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other healthcare facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Additionally, a number of legislative proposals concerning healthcare have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. Any of these proposals, if enacted, may have an adverse effect on the healthcare sector.

          Pharmaceutical companies are companies involved in drug development and production services. Such companies have potential risks unique to their subsector of the healthcare field. Such companies are subject to governmental regulation of their products, services and prices, particularly in the managed care arena, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial and include lengthy governmental review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, intense competition, competitive pricing, high development costs and insurance costs may significantly affect the value of medical drug companies. As the population of the United States ages, the companies involved in the pharmaceutical and medical drug fields will continue to search for and develop new products through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs, vaccines and medical technology.


                                                Understanding Your Investment 17

          Technology Portfolio. The Technology Portfolio contains the common stock of companies engaged in the technology sector. The value of the Units of the Portfolio may be susceptible to various factors affecting this sector. Companies in the rapidly changing field of technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. As such, the Portfolio may not be an appropriate investment for individuals who are not long-term investors and whose primary objective is safety of principal or stable income from their investments. Technology-related industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, companies in these industries may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.


          American Depositary Receipts. American depositary receipts ("ADRs"), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs are designed for use in the United States securities markets. In recent years, foreign exchange rates have fluctuated sharply. Income from foreign equity securities held by a Portfolio, including those underlying any ADRs held by the Portfolio, would be payable in the currency of the country on their issuance. However, each Portfolio will compute its income in United States dollars, and the computation of income will be made on the date of its receipt by a Portfolio at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currency falls relative to the United States dollar between receipt of the income and its conversion to United States dollars, the risk of such decline will be borne by Unitholders. In addition, the cost of converting such foreign currency to United States dollars would also reduce the return to the Unitholder.


          Liquidity. Whether or not the securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, a Portfolio is restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Portfolio will be adversely affected if trading markets for the Securities are limited or absent.


          Additional Deposits. The Trust Agreement authorizes the Sponsor to increase the size of a Portfolio and the number of Units thereof by the deposit of additional Securities, or cash (including a letter of credit) with instructions to purchase additional Securities, in such Portfolio and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because a Portfolio will pay the associated brokerage fees. To minimize this effect, the Portfolios will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible.


                                                Understanding Your Investment 18

          Some of the Securities may have limited trading volume. The Trustee, with directions from the Sponsor, will endeavor to purchase Securities with deposited cash as soon as practicable, reserving the right to purchase those Securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the Portfolio's failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the Sponsor considers reasonable prices, the Sponsor intends to use that cash to purchase each of the other Securities in the original proportionate relationship among those Securities. Similarly, at termination of a Portfolio, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Unitholders following termination of a Portfolio will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sale price on the termination date.

          Litigation and Legislation. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the Securities in a Portfolio or the issuers of the Securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the Portfolio or will not impair the ability of issuers to achieve their business goals.


                                 Public Offering


          Offering Price. Units of a Portfolio are offered at the Public Offering Price (which is based on the aggregate underlying value of the Securities in the Portfolio and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the Portfolios). The initial sales fee is equal to the difference between the maximum transactional sales fee and the maximum deferred sales fee (approximately 1.00% of the Unit price). The maximum transactional sales fee is 4.50% of the public offering price (equivalent to 4.712% of the net amount invested). This amount does not include the creation and development fee paid to the Sponsor which is described under "Rights of Unitholders - Expenses and Charges." The deferred sales fee will be collected as described in this Prospectus. The total amount of deferred sales fee payments will be $0.35 per Unit. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee and the remaining deferred sales fee payments. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing a Portfolio. These costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from a Portfolio as of the end of the initial offering period or after six months, if earlier.

          As indicated above, the initial public offering price of the Units was established by dividing the aggregate underlying value of the Securities by the number of Units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the Securities in a Portfolio prepared by the Trustee. After the opening of business on this


                                                Understanding Your Investment 19
     date, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the Trustee, Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

          The value of the Securities is determined on each business day by the Evaluator based on the closing sale prices on a national securities exchange or the Nasdaq National Market or by taking into account the same factors referred to under "Rights of Unitholders - Redemption - Computation of Redemption Price per Unit."

          Reductions in Sales Fee. The Portfolios offer a variety of ways for purchasers to reduce the transactional sales fee that they pay. It is the responsibility of the Unitholder's financial professional to alert the Sponsor of any discount when their customers order Units. Since the deferred sales fee is a fixed dollar amount per Unit, a Portfolio must charge the deferred sales fee per Unit regardless of any discounts. However, if a Unitholder is eligible to receive a discount such that his or her total transactional sales fee is less than the fixed dollar amount of the deferred sales fee, the Portfolios will credit the difference between the total transactional sales fee and the deferred sales fee at the time Units are purchased. As a result, all purchasers of $250,000 or more will not pay any initial sales fee. Purchases of $500,000 or more will not pay any initial sales charge and will be credited with additional Units which will effectively reduce their deferred sales fee.

          Large Purchases. The transactional sales fee can be reduced by increasing the size of the investment:

     If you purchase:                        Your fee will be:
     ----------------                        -----------------

     Less than $50,000                            4.50%
     $50,000 - $99,999                            4.25%
     $100,000 - $249,999                          4.00%
     $250,000 - $499,999                          3.50%
     $500,000 - $999,999                          2.50%
     $1,000,000 or more                           1.50%

          These fees are applied as a percent of the Unit price at the time of purchase and these amounts do not include the creation and development fee. The different purchase levels on a Unit basis are applied using a $10 Unit equivalent. For example, on purchases of between 10,000 and 24,999 Units, the fee is 4.00% of the Unit price.

          Unit purchases of one of more Portfolios by the same person may be aggregated on any single day from any one broker-dealer to qualify for a purchase level. Unitholders can include these purchases as his or her own for purposes of this aggregation:

          o    purchases by a spouse or minor children, and

          o    purchases by a trust estate or fiduciary accounts.

          Purchasers may also use a letter of intent to combine purchases over time to qualify for a purchase leve1. Under this option, a letter of intent to purchase a specified amount of units of any Claymore unit trust over a specified time period must be given. The letter must specify a time period of no more than 13 months. Once a letter of intent is signed, the fee will be reduced based on the total purchase commitment as shown in the table above. If purchases exceed the level specified in the letter, the Unitholder will still receive the additional fee


                                                Understanding Your Investment 20
     reduction for purchases shown in the table above (the Portfolios will not cap your discount). If the total purchases are less than the level specified in the letter, the Unitholder must pay the fee difference to the Trust. The Sponsor reserves the right to redeem Units if the Unitholder does not pay the difference. The discounts described above apply only during the initial offering period.


          Advisory and Wrap Fee Accounts. The Portfolios will reduce the transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. The Portfolios will reduce the fee paid by the purchaser by the amount of the fee that the Portfolios would normally pay to financial professionals. Purchasers pay only the portion of the transactional sales fee that the Sponsor retains. This table provides an example of the transactional sales fee Unitholders will pay per Unit if Units are purchased in this type of account.

     Fee paid on purchase                                  $  0.000
     Deferred Sponsor retention                               0.090
                                                           --------
     Total                                                 $  0.090
                                                           ========

          Units will also be subject to all Portfolio expenses, including the creation and development fee. This discount applies during the initial offering period and in the secondary market. The Unitholder's financial professionals may purchase Units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, the Portfolios do not require that Units be bought with this CUSIP number to qualify for the discount. If Units are purchased with this special CUSIP number, Unitholders should be aware that all distributions will automatically reinvest into additional Units of the applicable Portfolio.

          Exchange or Rollover Option. The initial sales fee on Units of the Portfolios offered in this prospectus will be waived if Units are bought with redemption or termination proceeds from any other Claymore unit trust. Investors may also purchase Units of a Portfolio offered in this Prospectus at this reduced fee if you purchase the Units with termination proceeds from an unaffiliated unit trust that has the same investment strategy as that Portfolio. In order to qualify for this discount, the unit redemption or trust termination must occur on the same day that Units of the Portfolios offered in this Prospectus are purchased. These discounts apply only during the initial offering period.

          Unaffiliated UITs. Investors in any unaffiliated unit trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of the Portfolios in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 3.50% of the Public Offering Price.

          Employees. The Portfolios do not charge the transactional sales fee that would normally be paid to the investor's financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates and of the special counsel to the sponsor, or by registered representatives of selling firms and their family members (spouses, children and parents). Purchasers pay only the portion of the fee that the Sponsor retains. You may purchase units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, the Portfolios do not require that Units be bought with this CUSIP number to qualify for the discount. If Units are purchased with this special CUSIP number, investors should be aware that all


                                                Understanding Your Investment 21
     distributions will automatically reinvest into additional Units of the applicable Portfolio. This discount applies during the initial offering period and in the secondary market.

          Dividend Reinvestment Plan. The Portfolios do not charge any transactional sales fee when distributions are reinvested from a Portfolio into additional Units of that Portfolio. Since the deferred sales fee is a fixed dollar amount per Unit, the Portfolio must charge the deferred sales fee per Unit regardless of this discount. If you elect the distribution reinvestment plan, the Portfolio will credit the Unitholder with additional Units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such Units at the time of reinvestment. The dollar value of these Units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.

          Market for Units. Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Portfolios and continuously to offer to purchase Units of each of the Portfolios during the initial offering period at prices based on the value of the Securities in such Portfolio; and thereafter at prices based on the current market value of the related Securities. After the initial offering period, the Sponsor's Repurchase Price shall be not less than the Redemption Price. (See "Rights of Unitholders--Redemption-- Computation of Redemption Price per Unit." There is no sales charge incurred when a Unitholder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at such time.

          If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsor does not in any way guarantee the enforceability, marketability, or price of any Security in a Portfolio or of the Units of a Portfolio. In the event that a market is not maintained for the Units of a Portfolio, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the current market value of the underlying Securities. If a Unitholder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unitholders--Redemption" and "Sponsor."

          Distribution of Units. It is the Sponsor's intention to qualify Units of each Portfolio for sale in certain of the states and to effect a public distribution of the Units through the Sponsor and dealers. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

          It is the Sponsor's intention to qualify Units of the Trust for sale through dealers who are members of the National Association of Securities Dealers, Inc. Units will initially be sold to dealers during the initial offering period at prices which represent a concession equal to the amount designated as follows:


                                                Understanding Your Investment 22

     If a firm distributes:                            It will earn:
     ----------------------                            -------------

     Less than $50,000                                   3.60%
     $50,000 - $99,999                                   3.35%
     $100,000 - $249,999                                 3.10%
     $250,000 - $499,999                                 2.60%
     $500,000 - $999,999                                 1.60%
     $1,000,000 or more                                  1.00%


          These amounts are applied as a percent of the Unit price per transaction at the time of the transaction. The different distribution levels are also applied on a unit basis using a $10 Unit equivalent. For example, if a firm distributes between 10,000 and 24,999 Units, it earns 3.10% of the Unit price. The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers.

          Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unitholder or become entitled to exercise the rights of a Unitholder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unitholder is the Public Offering Price in effect at the time his order is received. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

          Broker-dealers of the Portfolios, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may, from time to time, pursuant to objective criteria established by the Sponsor, pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Portfolios. Such payments are made by the Sponsor out of their own assets and not out of the assets of the Portfolios. These programs will not change the price Unitholders pay for their Units or the amount that the Portfolios will receive from the Units sold.

          Certain commercial banks are making Units of the Portfolios available to their customers on an agency basis. Further, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

          Sponsor's Profits. As set forth under "Public Offering--Offering Price," the Sponsor will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of the Portfolios. The Sponsor also from time to time may pay, in addition to the amounts described under


                                                Understanding Your Investment 23

     "Public Offering--Offering Price," an additional concession, in the form of cash or other compensation, to any dealer who underwrites or sells, during a specific period, minimum dollar amounts of the Units of the Portfolios. In no event will such additional concession paid by the Sponsor to the dealer exceed the difference between the sales charge and the dealers allowance in respect of Units sold by the dealers. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.

          In addition, the Sponsor realizes a profit or sustains a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Portfolios (which is based on the aggregate offering price of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor (which is the cost of such Securities at the time they were acquired for the account of the Portfolio). See footnote (3) to each of the Trust Portfolios. In addition, the Sponsor may realize profits or sustain losses with respect to Securities deposited in the Portfolios which were acquired from the Sponsor or from one or more of the underwriting syndicates of which they were members. During the initial offering period, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Securities and hence in the Public Offering Price received by the Sponsor for Units. Cash, if any, made available to the Sponsor prior to the settlement date for the purchase of Units of the Portfolio may be used in the Sponsor's businesses, subject to the limitations of the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

          In maintaining a market for the Units of the Portfolios (see "Market for Units"), the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units and to the extent it earns sales charges on resales.


                              Rights Of Unitholders


          Book-Entry Units. Ownership of Units of the Portfolios will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Portfolios will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request exactly as their names appear on the records of the Portfolio. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees,


                                                Understanding Your Investment 24
     guardians or associates. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be acceptable by the Trustee.

          Distribution to Unitholders. Income will be distributed semi-annually, as will distributions of proceeds of Securities disposed of; provided, however, that, other than for purposes of redemption, no distribution need be made from the Capital Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Capital Account exceeds $10.00 as of a Record Date, the Trustee shall, on the next succeeding Distribution Date, distribute the Unitholder's pro rata share of the balance of the Capital Account. Income and proceeds of Securities disposed of, if any, received by a Portfolio will be distributed on each Distribution Date to Unitholders of record of the Portfolio as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Essential Information," "Rights of Unitholders--Expenses and Charges" and "Rights of Unitholders--Redemption."

          The Trustee will credit to the Income Account for a Portfolio all income received by that Portfolio, including dividends, if any, received by the Portfolio. Other receipts of a Portfolio will be credited to the Capital Account for that Portfolio. The pro rata share of the Income Account of the Trust and the pro rata share of cash in the Capital Account represented by each Unit thereof will be computed by the Trustee as of each Record Date. See "Essential Information." Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Capital Account for each of the Portfolios and will not be distributed until the second succeeding Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

          The Trustee will, as of the fifteenth day of each month, deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unitholders--Expenses and Charges". The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Portfolios. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Income Account and the Capital Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unitholders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

          Expenses and Charges. Initial Expenses. Investors will bear all or a portion of the costs incurred in its organization -- including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission (the "SEC") and the states, the initial audit of the Trusts' portfolios, legal expenses, payment of closing fees and any other out-of-pocket expenses. During the initial public offering period only, a pro rata


                                                Understanding Your Investment 25
     portion of such organization costs will be charged upon the investor's purchase of Units.

          Fees. The Trustee's, Sponsor's supervisory and Sponsor's evaluation fees are set forth under "Fees and Expenses" in the Investment Summary. The Trustee's fee and the Sponsor's evaluation fee, which is earned for portfolio evaluation services, are based on the value of Securities on a monthly basis. The Sponsor's supervisory fee, which is earned for portfolio supervisory services, is based on the largest number of Units in the Trust at any time during such period. The Sponsor's supervisory fee and Sponsor's evaluation fee, which are not to exceed the maximum amount set forth under "Fees and Expenses" for the Portfolios, may exceed the actual costs of providing portfolio supervisory or evaluation services for the Portfolios, but at no time will the total amount the Sponsor receives for portfolio supervisory services or evaluation services rendered to all series of Claymore Securities Defined Portfolios in any calendar year exceed the aggregate cost to them of supplying such services in such year.

          The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under "Fees and Expenses" for the Portfolios; provided, however, that such fees may be adjusted as set forth under "Fees and Expenses." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Portfolios' funds, see "Rights of Unitholders--Distribution to Unitholders." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

          The Trustee's fee and the Sponsor's fees are payable monthly, each from the Income Account to the extent funds are available and then from the Capital Account. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein. If the balances in the Capital and Income Accounts are insufficient to provide for amounts payable by the Portfolios, or amounts payable to the Trustee which are secured by its prior lien on the Portfolios, the Trustee is permitted to sell Securities to pay such amounts.

          The Sponsor will also receive a creation and development fee of $.045 per Unit (the "Creation and Development Fee") and will be payable from the assets of each of the Portfolios as of the close of the initial public offering period. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of each of the Portfolios, including the determination of each of the Portfolio's objectives and policies and portfolio composition and size, and selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts. Upon a repurchase, redemption or exchange of units before the close of the initial public offering period, the Creation and Development Fee will not be deducted from the proceeds.

          Other Charges. The following additional charges are or may be incurred by the Portfolios: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsor (so long as the Sponsor maintains a secondary market, the Sponsor will bear any audit


                                                Understanding Your Investment 26
     expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Portfolios and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Portfolios; and all taxes and other governmental charges imposed upon the Securities or any part of the Portfolios (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). To the extent lawful, the Portfolios shall bear the expenses associated with updating the Portfolios' registration statement and maintaining registration or qualification of the Units and/or a Portfolio under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. All direct distribution expenses of the Portfolios (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Portfolios. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Portfolios. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

          Reports and Records. The Trustee shall furnish Unitholders of each Portfolio in connection with each distribution a statement of the amount of dividends, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement providing the following information: (1) as to the Income Account: dividends, interest and other cash received, deductions for payment of applicable taxes and for fees and expenses of each Portfolio, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Capital
     Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of replacement securities ("Replacement Securities"), to replace any Securities for which purchase contracts have failed ("Failed Securities"), redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Income Account and from the Capital Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

          The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unitholders of the Portfolios,


                                                Understanding Your Investment 27
     certificates issued or held, a current list of Securities in the Portfolios and a copy of the Trust Agreement.

          Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, on any day the New York Stock Exchange is open. At the present time, there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

          The Trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the Trustee receives your completed request. Rather than contacting the Trustee directly, your financial professional may also be able to redeem your Units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through DTC.

          Within three business days following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth under "Essential Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Portfolios, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unitholders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption."

          Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of a Portfolio to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for a Portfolio.

          Unitholders tendering units for redemption may request a Distribution in Kind from the Trustee in lieu of cash redemption. A Unitholder may request a Distribution in Kind of an amount and value of Securities per Unit equal to the redemption price per Unit as determined as of the Evaluation Time next following the tender, provided that the tendering Unitholder is (1) entitled to receive at least $25,000


                                                Understanding Your Investment 28
     of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the Units being tendered and (2) the Unitholder has elected to redeem at least thirty days prior to the termination of the Portfolio. If the Unitholder meets these requirements, a Distribution In Kind will be made by the Trustee through the distribution of each of the Securities of a Portfolio in book-entry form to the account of the Unitholder's bank or broker-dealer at DTC. The tendering Unitholder shall be entitled to receive whole shares of each of the Securities comprising a Portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. The Trustee shall make any adjustments necessary to reflect differences between the redemption price of the Units and the value of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities. The Distribution in Kind redemption option may be terminated by the Sponsor at any time.

          The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Portfolio will be reduced.

          The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

          Computation of Redemption Price per Unit. The Redemption Price per Unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the Securities in a Portfolio. The Redemption Price per Unit is the pro rata share of each Unit in a Portfolio determined on the basis of (i) the cash on hand in the Portfolio or moneys in the process of being collected and (ii) the value of the Securities in the Portfolio less (a) amounts representing taxes or other governmental charges payable out of the Portfolio, (b) any amount owing to the Trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the Portfolio. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational and offering costs. The Evaluator may determine the value of the Securities in a Portfolio in the following manner: if the Security is listed on a national securities exchange or the Nasdaq Stock Market, the evaluation will generally be based on the last sale price on the exchange or Nasdaq (unless the Evaluator deems the price inappropriate as a basis for evaluation). If the Security is not so listed or, if so listed and the principal market for the Security is other than on the exchange or Nasdaq, the evaluation will generally be made by the Evaluator in good faith based on the last bid price on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if a bid price is not available, (1) on the basis of the current bid price for comparable Securities, (2) by the Evaluator's appraising the value of the Securities in good faith at the bid side of the market or (3) by any combination thereof.

          Purchase by the Sponsor of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business


                                                Understanding Your Investment 29
     day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unitholder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units"). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than they paid.

          The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price"). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsor's Profits").


                                   Tax Status


          The following is a general discussion of some of the principal federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the units as "capital assets" (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986 (the "Code"), and does not address the tax consequences of units held by dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds units as part of a hedge or straddle. In addition, this section does not describe a Unitholder's state, local or foreign taxes. As with any investment, a Unitholder should consult a tax professional about its particular tax consequences.


          In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law:


          (1) The Trust is not an association taxable as a corporation for federal income tax purposes, and income received by the Trust will be treated as income of the Unitholder in the manner set forth in paragraph 2 below.


          (2) A Unitholder will be considered to have received all of the dividends paid on its pro rata portion of each Security Obligation when such dividends are received by a Portfolio even if the Unitholder does not actually receive such distributions but rather reinvests its dividend distributions in additional units pursuant to the Reinvestment Plan. An individual Unitholder who itemizes deductions will be entitled to deduct its pro rata share of fees and expenses paid by a Portfolio, but only to the extent that this amount together with the Unitholder's other miscellaneous deductions exceeds 2% of its adjusted gross income. The deduction of fees and expenses is subject to limitations for individuals with incomes in excess of certain thresholds.


          (3) Each Unitholder will be considered the owner of a pro rata portion of each Security in the Portfolios under the grantor trust rules of Sections 671-679 of the Code. A taxable event will generally occur with respect to each Unitholder when the Trust disposes of a Security (whether by sale, exchange or redemption) or upon the sale, exchange or redemption of units by such Unitholder. To determine the amount of gain or loss


                                                Understanding Your Investment 30
               recognized by a Unitholder upon a taxable event, the Unitholder should subtract its tax basis in its pro rata portion of each Security represented by its units from the Unitholder's share of the total amount received in the transfer. A Unitholder should generally determine its tax basis for each Security represented by its units by allocating the total cost for its units, including the sales charge, among the Securities in the Portfolio in which it holds Units (in proportion to the fair market values of those Securities on the date the Unitholder purchases its Units).

          (4) Under the income tax laws of the State and City of New York, each Portfolio is not an association taxable as a corporation and is not subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. For a Unitholder who is a New York resident, however, a pro rata portion of all or part of the income of the Portfolios will be treated as income of the Unitholder under the income tax laws of the State and City of New York. Similar treatment may apply in other states.

          A Unitholder's pro rata portion of dividends paid with respect to a Security held by a Portfolio is taxable as ordinary income to the extent of the issuing corporation's current or accumulated earnings and profits. A Unitholder's pro rata portion of dividends paid on such Security that exceed such current or accumulated earnings and profits will first reduce the Unitholder's tax basis in such Security, and to the extent that such dividends exceed the Unitholder's tax basis will generally be treated as a capital gain.

          A corporate Unitholder will generally be entitled to a 70% dividends-received deduction with respect to its pro rata portion of dividends received by a Portfolio from a domestic corporation or from a qualifying foreign corporation in the same manner as if such corporate Unitholder directly owned the Securities paying such dividends. However, a corporate Unitholder should be aware that the Code imposes additional limitations on the eligibility of dividends for the 70% dividends-received deduction. These limitations include a requirement that stock (and therefore units) must generally be held at least 46 days during the 90-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or units) the financing of which is directly attributable to indebtedness incurred by such corporation. The dividends-received deduction is not available to "S" corporations and certain other corporations, and is not available for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax. Congress from time to time considers proposals to reduce this deduction.

          A Unitholder's gain, if any, upon the sale, exchange or redemption of units or the disposition of Securities held by the Portfolios will generally be considered a capital gain and will be long-term if the Unitholder has held its Units (and the Portfolio has held the Securities) for more than one year. Capital gains realized by corporations are generally taxed at the same rates applicable to ordinary income. The maximum marginal federal tax rate for net capital gain (the excess of net long-term capital gain over net short-term capital loss) for a non-corporate shareholder is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% (the 10% rate is reduced to 8%) for long-term gains from most property acquired after December 31, 2000, with a holding


                                                Understanding Your Investment 31
     period of more than five years. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Tax rates may increase prior to the time when Unitholders may realize gains from the sale, exchange or redemption of the units or Securities. Capital losses are generally deductible to the extent of capital gains; in addition, up to $3,000 of capital losses ($1,500 for married individuals filing separately) recognized by non-corporate Unitholders may be deducted against ordinary income.

          A pro rata distribution of Securities by the Trustee to a Unitholder (or to its agent) upon redemption of Units will not be a taxable event to the Unitholder or to other Unitholders. The redeeming or exchanging Unitholder's basis for such Securities will be equal to its basis for the same Securities (previously represented by its units) prior to such redemption or exchange, and its holding period for such Securities will include the period during which it held its Units. However, a Unitholder will have a taxable gain or loss, which generally will be a capital gain or loss (except in the case of a dealer), when the Unitholder (or its agent) sells the Securities so received in redemption, when a redeeming or exchanging Unitholder receives cash in lieu of fractional shares, when the Unitholder sells its Units or when the Trustee sells the Securities from the Portfolio.

          If a Unitholder elects to have its proceeds from a Portfolio rolled over into the next series of the Portfolio, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss a Unitholder incurred in connection with the exchange of your Units of the Portfolio for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two Portfolios have substantially identical Securities under the wash sale provisions of the Internal Revenue Code. Unitholders should consult their own tax advisors on the applicability of the wash sale rules.

          The foregoing discussion relates only to the tax treatment of U.S. Unitholders with regard to federal and certain aspects of New York State and City income taxes. Foreign Unitholders (including nonresident alien individuals, foreign corporations, foreign partnerships and other foreign persons) not engaged in a U.S. trade or business, generally, will be subject to a 30% withholding tax (or lower applicable treaty rate) on the portion of any distribution that does not constitute a capital gain distribution. Foreign Unitholders should consult their own tax advisors with respect to the tax consequences of ownership of units. In addition, Unitholders may also be subject to taxation in New York or in other jurisdictions (including a Foreign Unitholder's country of residence) and should consult their own tax advisers in this regard.


                                      * * *


          After the end of each fiscal year for each Portfolio, the Trustee will furnish to such Unitholder a statement containing information relating to the dividends received by such Portfolio, the gross proceeds received by such Portfolio from the disposition of any Security (resulting from redemption or the sale by such Portfolio of any Security), and the fees and expenses paid by such Portfolio. The Trustee will also furnish an information return to each Unitholder and to the Internal Revenue Service.


                                                Understanding Your Investment 32

                                Retirement Plans


          Units of the Portfolios may be suitable for purchase by Individual Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income distributions received by each of the foregoing plans are exempt from federal taxation. All distributions from such plans (other than from certain IRAs known as "Roth IRAs") are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special 10 year averaging. Unitholders of units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions from the Portfolios. Investors considering investment in a Portfolio through any such plan should review specific laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

          Before investing in a Portfolio, the Trustee, investment manager or other responsible fiduciary of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is consistent with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including whether the investment is prudent taking into account the needs of the plan and all of the facts and circumstances of the investment in the Portfolios; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."


                                     Sponsor


          The Sponsor. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

          If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.


                                                Understanding Your Investment 33

          The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Portfolios.

          Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

          Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Securities in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

          It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

          Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph and regarding the substitution of Replacement Securities for Failed Securities, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

          The Sponsor may direct the Trustee to dispose of Securities upon default in the payment of dividends, institution of certain legal proceedings or the existence of certain other impediments to the payment of Securities, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Securities, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Securities in the Portfolio would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Capital Account for distribution to the Unitholders.

          Resignation. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Portfolios.


                                     Trustee


          The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the


                                                Understanding Your Investment 34

     Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

          The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every Unitholder of a trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Portfolio. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

          Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Portfolio created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

          The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor, upon receiving notice of such resignation, is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

          Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Portfolios which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Trust Portfolios."

          Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor--Responsibility" and "Sponsor--Resignation."

          Resignation. By executing an instrument in writing and filing the same with the Sponsor,


                                                Understanding Your Investment 35
     the Trustee and any successor may resign. In such an event, the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsor deems it to be in the best interest of the Unitholders, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                    Evaluator


          Evaluator. Claymore Securities, Inc., the Sponsor, also serves as Evaluator.

          Limitations on Liability. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgement. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their market value, see "Public Offering--Offering Price."

          Resignation. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                            Amendment and Termination
                             of the Trust Agreement


          The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unitholders; and the Sponsor and the Trustee may amend the Trust Agreement with the consent of the holders of Units representing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Portfolio of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unitholders. In no event shall the Trust Agreement be amended to increase the number of Units issuable


                                                Understanding Your Investment 36
     thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Portfolios, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

          The Portfolios shall each terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify the Sponsor when the value of a Portfolio as shown by any evaluation is less than 20% of the value of the Portfolio as of the close of the initial offering period hereof, whichever is lower, at which time the Portfolio may be terminated. Each of the Portfolios may also be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsor and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate a Portfolio. In no event, however, may the Portfolios continue beyond the Termination Date set forth under "Essential Information"; provided, however, that prior to such date, the Trustee shall not dispose of any Securities if the retention of such Securities, until due, shall be deemed to be in the best interest of the Unitholders. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Portfolio, will distribute to each Unitholder, upon surrender of his Units, his pro rata share of the balances remaining in the Income and Capital Accounts of such Portfolio.


                                     Experts


          Legal Matters. Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, acts as counsel for the Sponsor and has given an opinion that the Units are validly issued.

          Independent Auditors. The statements of financial condition, including the trust portfolios, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.


                                                Understanding Your Investment 37

Contents
                                                              Investment Summary
--------------------------------------------------------------------------------
A concise description              2 Investment Objective
of essential                       2 Investment Strategy
information about the              2 Principal Risks
portfolio                          4 Who Should Invest
                                   4 Public Offering Price
                                   4 Market for Units
                                   4 Essential Information
                                   5 Fees and Expenses
                                   7 The Trust Portfolios
                                  10 Report of Independent Auditors
                                  11 Statements of Financial
                                       Condition

                                                   Understanding Your Investment
--------------------------------------------------------------------------------
Detailed information              12 The Trusts
to help you understand
your investment
                                  13 Risk Factors
                                  19 Public Offering
                                  24 Rights of Unitholders
                                  30 Tax Status
                                  33 Retirement Plans
                                  33 Sponsor
                                  34 Trustee
                                  36 Evaluator
                                  36 Amendment and Termination of
                                       the Trust Agreement
                                  37 Experts

Where to Learn More
--------------------------------------------------------------------------------
You can contact us                Visit us on the Internet
for free information about          http:/www.claymoresecurities.com
this and other                    By e-mail
investments.                        invest@claymoresecurities.com
                                  Call Claymore
                                    (800) 345-7999
                                    Pricing Line (888) 248-4954
                                  Call the Bank of New York
                                    (800) 701-8178 (investors)
                                    (800) 647-3383 (brokers)

Additional Information
--------------------------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

   E-mail:  publicinfo@sec.gov
   Write:   Public Reference Section
            Washington, D.C. 20549-0102
   Visit:   http://www.sec.gov (EDGAR Database)
   Call:    1-202-942-8090 (only for information on the
            operation of the Public Reference Section)

Refer to:

     Claymore Securities Defined Portfolios, Series 121
     Securities Act file number: 333-84308
     Investment Company Act file number: 811-3763

                              --------------------




                                    CLAYMORE
                                   SECURITIES
                                    DEFINED
                                   PORTFOLIOS


                           CLAYMORE SECURITIES DEFINED
                            PORTFOLIOS , SERIES 121

                           FINANCIAL SERVICES DEFINED
                               PORTFOLIO, SERIES 1
                          HEALTHCARE DEFINED PORTFOLIO,
                                    SERIES 1
                          TECHNOLOGY DEFINED PORTFOLIO,
                                    SERIES 1



                            PROSPECTUS APRIL 18, 2002